SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2005

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2005, Host Marriott Corporation, a Maryland corporation (“Host”), together with its operating subsidiary, Host Marriott, L.P., a Delaware limited partnership in which Host owns approximately 95% of the partnership interests (“Host OP” and, together with Host, the “Host Parties”), entered into a definitive master agreement and plan of merger (the “Master Agreement”) pursuant to which Host will acquire certain entities and assets that collectively own 25 domestic hotels and 13 foreign hotels from Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (“Starwood”), Starwood Hotels & Resorts, a Maryland real estate investment trust (“Starwood Trust”), and certain subsidiaries of Starwood and Starwood Trust (collectively, the “Starwood Parties”). The Master Agreement provides for, among other things, (i) the internal restructuring of the Starwood Parties and the Host Parties and their respective subsidiaries, including the de-pairing of the “paired shares” of Starwood and Starwood Trust (“Paired Shares”), (ii) the merger of a wholly owned subsidiary of Host OP with and into Starwood Trust (the “REIT Merger”) and (iii) the acquisition by Host OP of other hotels and assets not owned by Starwood Trust through the acquisition of equity interests, assets or other rights (collectively, the “Closing Transactions”).

The total consideration payable in the Closing Transactions (excluding transaction expenses that will be incurred in connection therewith) will be approximately $4.037 billion, consisting of $1.063 billion in cash, the assumption of $704 million in debt and approximately $2.27 billion of equity (133,529,412 shares of Host Common Stock at the exchange price of $17.00 per share).

At the effective time and as a result of the REIT Merger (based upon the capitalization of Starwood Trust at September 30, 2005) (i) each (1) Class B share, par value $0.01 per share (“Class B Share”), of Starwood Trust and (2) Class A Exchangeable Preferred Share, par value of $0.01 per share (“Class A EPS”), of Starwood Trust issued and outstanding immediately prior to the effective time of the REIT Merger will be converted into and become exchangeable for 0.6122 shares of Host common stock, par value $0.01 per share (“Host Common Stock”), and $0.503 in cash from Host and (ii) the Class A shares, par value $0.01 per share (“Class A Shares”), of Starwood Trust issued and outstanding immediately prior to the effective time of the REIT Merger will be converted into and become exchangeable for an aggregate of $16,491,237 in cash from Host, subject to adjustment by, among other things, (A) the amount of working capital at closing, (B) changes in the amount of assumed indebtedness, (C) the agreed value of any hotels that are removed from the Closing Transactions prior to closing, (D) certain capital expenditures and (E) the amount of any Host quarterly cash dividends above $0.15 per share of Host Common Stock and, in the event there is a certain reduction in the outstanding number of Paired Shares during the interim period between the execution of the Merger Agreement and closing, the remaining shares of Host Common Stock not otherwise issued in the REIT Merger. As of September 30, 2005, 100 Class A Shares were outstanding and held by Starwood, approximately 219,272,686 Class B Shares were outstanding and 562,222 Class A EPS were outstanding.

The exchange of shares in the REIT Merger as contemplated by the Master Agreement is expected to be a taxable transaction for U.S. federal income tax purposes.

The Host Parties and the Starwood Parties have made certain representations, warranties and covenants in the Master Agreement, including, among others, covenants (i) subject to certain exceptions, to preserve intact their respective business organizations and goodwill during the interim period between the execution of the Master Agreement and closing, (ii) not to engage in certain kinds of transactions during such period, (iii) to cause a stockholder meeting to be held by Host to consider approval of the issuance of Host Common Stock in the Closing Transactions and (iv) that the Board of Directors of Host will recommend such approval to its stockholders. In addition, the Starwood Parties have made certain additional customary covenants, including, among others, covenants (i) not to conduct the operations of the hotels to be acquired by Host other than in the ordinary course of business consistent with past practice and (ii) subject to certain limited exceptions to permit the Board of Trustees of Starwood Trust or the Board of Directors of Starwood, as applicable, to comply with its fiduciary duties, not to solicit, negotiate, provide information in furtherance of, approve, recommend or enter into alternative business combination transactions. Certain indemnities are provided by the parties to each other.

Consummation of the Closing Transactions is subject to customary conditions, including, among others, (i) approvals by the stockholders of Host, (ii) absence of any law or order prohibiting the consummation of the Closing Transactions, (iii) approvals by antitrust and competition authorities in certain countries, (iv) the registration statement of Host filed on Form S-4 becoming effective and (v) shares of Host Common Stock being approved for listing on the New York Stock Exchange. In addition, each party’s obligation to consummate the Closing Transactions is subject to certain other conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) the absence of any material adverse effect with respect to the business of the other party, (iii) material compliance of the other party with its covenants, (iv) the 20-day average closing price of Host’s common stock not falling below $13.60 and (v) the delivery of opinions from tax counsel to Host and Starwood Trust regarding certain REIT qualification matters. Pending satisfaction of closing conditions as to certain properties, their acquisition may be deferred to subsequent closings.

The Master Agreement contains certain termination rights for both the Host Parties and the Starwood Parties, and further provides that, upon termination of the Master Agreement under specified circumstances, Starwood would be required to pay a termination fee of $100 million, plus up to $20 million in expenses.

The foregoing description of the Master Agreement and the Closing Transactions does not purport to be complete and is qualified in its entirety by reference to the Master Agreement, which will be filed as an exhibit to the registration statement on Form S-4 referenced below.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, Host will file a proxy statement/prospectus as part of a registration statement on Form S-4 and other documents regarding the proposed transactions with the Securities and Exchange Commission (“SEC”). Investors and security holders are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Host, Starwood and the proposed transactions. A definitive proxy statement/prospectus will be sent to stockholders of Host seeking their approval of the issuance of Host common stock in the transactions contemplated by the Master Agreement. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available) and other documents filed by Host and Starwood with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained, when available, free of cost by directing a request to Host Marriott Corporation, 6903 Rockledge Drive, Suite 1500, Bethesda, MD 20817, Attention Investor Relations, (telephone 240-744-1000). Investors and security holders are urged to read the proxy statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the proposed transactions.

Host and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Host in respect of the proposed transactions. Information about Host and its directors and executive officers, and their ownership of securities in Host, is set forth in the proxy statement for Host’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2005. Additional information regarding the direct and indirect interests of those persons may be obtained by reading the proxy statement/prospectus regarding the proposed transactions when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

In connection with the Master Agreement, Host OP has received financing commitments for a credit facility (the “Acquisition Credit Facility Commitments”) in an aggregate amount of up to $1,670,000,000 pursuant a commitment letter dated November 14, 2005 from Goldman Sachs Credit Partners, L.P., Deutsche Bank Securities Inc. and Deutsche Bank AG Cayman Islands Branch. We expect to use the net proceeds from borrowings under such credit facility to fund a portion of the cash component of the Closing Transactions. The Acquisition Credit Facility Commitments will expire on May 14, 2006 if the Closing Transactions have not occurred by this date, as well as being subject to other customary expiration events.

The financing under the Acquisition Credit Facility Commitments is subject to the negotiation and execution of definitive loan documentation, which is expected to include covenants, representations and events of default that are substantially similar to those contained in Host OP’s current revolving credit facility. The financing is also subject to other customary conditions, including, among other things, (i) the existence of no default under Host OP’s revolving credit agreement, senior notes, certain indebtedness assumed or incurred in connection with the acquisition, or any other indebtedness in an aggregate principal amount in excess of $50,000,000, (ii) the execution of an amendment to Host OP’s revolving credit agreement permitting the loans related to the Acquisition Credit Facility Commitments to share in the collateral securing such agreement, and (iii) consummation of the Closing Transactions.

Any loans incurred related to the Acquisition Credit Facility Commitments are expected to have an initial twelve month maturity, subject to two six-month extension options being available at Host OP’s option subject to the satisfaction of certain conditions. The loans related to the Acquisition Credit Facility Commitments will be guaranteed by certain of our currently existing and to be acquired subsidiaries and secured by pledges of equity interests in certain of our currently existing and to be acquired subsidiaries. Such guarantees and pledges would also ratably benefit Host OP’s revolving credit facility, notes outstanding under Host OP’s senior note indenture and certain indebtedness that may be assumed in connection with the acquisition.

Goldman, Sachs & Co. served as financial advisor to Host in the transaction.

On November 14, 2005, Host issued a press release announcing the execution of the Master Agreement.

All of the information in Exhibit 99.1 is filed under this Item 8.01 except for the following information that shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act:

The information set forth in the first, second and fourth full paragraphs under the heading “Financial Considerations” on pages 3 and 4, including the footnote thereto.

The information set forth in the table appearing on page 11.

The information set forth in the table appearing on page 12, including the footnote thereto.

The information set forth under the heading “Notes to Financial Information” on pages 14 and 15.

Forward-Looking Statements

The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” estimate,” “expect,” “intend,” “may,” “plan,” predict,” “project,” “will,” “continue” and other similar terms and phrases, including statements about the expected scope and timing of the acquisition and expectations as to timing, nature and terms of financing and other sources of funds. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the potential for terrorist attacks, that will affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; relationships with property managers; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; our ability to complete pending acquisitions and dispositions; and our ability to continue to satisfy complex rules in order for us to qualify as a real estate investment trust for federal income tax purposes and other risks and uncertainties associated with our business described in our filings with the SEC. The completion of the transaction with the Starwood Parties (either in whole or in part relating to the acquisition of certain hotels) is subject to numerous closing conditions, including but not limited to those listed in this Current Report, and there can be no assurances that the transactions as a whole, or portions of it, will be completed. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations, except as required by federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Host Marriott Corporation, dated November 14, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

Date: November 14, 2005	By:	/s/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President and
Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Host Marriott Corporation, dated November 14, 2005.